Exhibit 99.2

Supplemental Information

(Unaudited)

June 30, 2010

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2010

Page
Highlights and Discussion
Reporting Period Highlights — Periods Ended June 30, 2010	1
Forward-Looking Statements	3

Financial Statements
Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS)	7
Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	8
Reconciliations of Non GAAP Measurements	9

Selected Financial Analyses
Real Estate Revenues from Continuing and Discontinued Operations and NOI by Geographic Region	10
Same Office Property Cash and GAAP NOI	11
Operating Ratios	12
Debt Analysis	13
Debt Maturity Schedule — June 30, 2010	14
Quarterly Equity Analysis	15
Dividend Analysis	16
Investor Composition and Analyst Coverage	17

Portfolio Summary
Property Summary by Region — June 30, 2010 — Wholly Owned Properties	18
Property Summary by Region — June 30, 2010 — Joint Venture Properties	24
Property Occupancy Rates by Region by Quarter — Wholly Owned Properties	25
Property Occupancy Rates by Region by Quarter — Joint Venture Properties	26
Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2010	27
Average Occupancy Rates by Region for Same Office Properties for Quarter	28
Office Lease Expiration Analysis by Year for Wholly Owned Properties	29
Office Renewal Analysis for Wholly Owned Properties for Period Ended June 30, 2010	30
Development Summary as of June 30, 2010	31
Construction Placed into Service as of June 30, 2010	33
Construction Leasing as of June 30, 2010	34
Land Controlled as of June 30, 2010	35
Joint Venture Summary as of June 30, 2010	36

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Senior Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government, defense information technology and data sectors.  The Company acquires, develops, manages and leases properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in demographically strong markets possessing growth opportunities.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Periods Ended June 30, 2010

Financial Results

For the Six Month Period:

•                  FFO was $77.0 million, or $1.06 per diluted share, for the six months ended June 30, 2010 as compared to $91.7 million, or $1.34 per diluted share, for the six months ended June 30, 2009, a decrease of 21% per share.  This decrease in FFO was due primarily to a $10.5 million increase in interest expense, higher net costs for snow removal in the first quarter, lower termination fees and lower net operating income from two properties in Greater Philadelphia and a warehouse in Columbia, Maryland that we expect to redevelop.

•                  Net income attributable to COPT common shareholders was $10.4 million, or $0.17 per diluted share, for the six months ended June 30, 2010 as compared to $24.7 million, or $0.44 per diluted share, for the six months ended June 30, 2009, a decrease of 61% per share.

•                  Diluted AFFO available to common share and common unit holders was $51.9 million for the six months ended June 30, 2010 as compared to $69.6 million for the six months ended June 30, 2009, a decrease of 25%.

•                  Our diluted FFO payout ratio was 75% for the six months ended June 30, 2010 as compared to 56% for the six months ended June 30, 2009.  Our diluted AFFO payout ratio was 96% for the six months ended June 30, 2010 as compared to 66% for the six months ended June 30, 2009.

For the Quarter Period:

•                  FFO, excluding the effect of operating property acquisition costs was $39.1 million, or $0.54 per diluted share, for the quarter ended June 30, 2010 as compared to $46.9 million, or $0.67 per diluted share, for the quarter ended June 30, 2009, representing a decrease of 19% per share.  Including these costs, FFO was $38.9 million, or $0.53 per diluted share, for the quarter ended June 30, 2010.  This decrease in FFO was due primarily to a $7.2 million increase in interest expense and a $1.5 million decrease in net construction fees. NOI increased due primarily to development placed in service and acquisitions that occurred late in 2009, partially offset by a $2.3 million decrease in NOI from two properties in Greater Philadelphia and a warehouse in Columbia, Maryland that we expect to redevelop.

•                  Net income attributable to COPT common shareholders was $4.4 million, or $0.07 per diluted share, for the quarter ended June 30, 2010 as compared to $12.6 million, or $0.22 per diluted share, for the quarter ended June 30, 2009, a decrease of 68% per share.

•                  Diluted AFFO available to common share and common unit holders was $26.7 million for the quarter ended June 30, 2010 as compared to $36.2 million for the quarter ended June 30, 2009, a decrease of 26%.

•                  Our diluted FFO payout ratio was 74% for the quarter ended June 30, 2010 as compared to 56% for the quarter ended June 30, 2009.  Our diluted AFFO payout ratio was 94% for the quarter ended June 30, 2010 as compared to 65% for the quarter ended June 30, 2009.

Acquisition

•                  On June 28, 2010, we acquired 1550 Westbranch Drive, a 152,000 square feet office property in McLean, Virginia that is 100% leased to The MITRE Corporation, for $40.0 million.

Development Activities

•                  During the six months ended June 30, 2010, we entered into a new submarket by obtaining control of 15 acres developable into up to 980,000 square feet in Springfield, Virginia.  The property, which is known as Patriot Ridge, is located adjacent to the new National Geospatial Intelligence Agency (NGA) headquarters currently under construction. The NGA will occupy a 2.4 million square foot facility at Fort Belvoir, a government demand driver that we expect to benefit from mandates by the Base Realignment and Closure Commission.

•                  We placed into service an aggregate of 255,000 square feet in newly-constructed space in four properties during the quarter ended June 30, 2010.  These properties were 56% leased as of June 30, 2010.

•                  We completed leasing on an aggregate of 545,000 square feet in newly-constructed space during the six months ended June 30, 2010, including an aggregate of 90,000 square feet in three properties during the quarter ended June 30, 2010.

Operations

•                  Our wholly owned portfolio was 88.3% occupied and 89.3% leased as of June 30, 2010.  Our entire portfolio was 87.3% occupied and 88.3% leased as of June 30, 2010.

•                  The weighted average remaining lease term of our wholly owned portfolio was 4.6 years as of June 30, 2010, with an average contractual rental rate (including tenant reimbursements of operating costs) of $24.72 per square foot.

For the Six Month Period:

•                  Same office property cash NOI for the six months ended June 30, 2010, excluding gross lease termination fees, decreased by $3.3 million, or 3%, as compared to the six months ended June 30, 2009.  Including gross lease termination fees, our same office property cash NOI decreased by $6.2 million, or 5%, as compared to the six months ended June 30, 2009.  Our same office portfolio consists of 230 properties and represents 87% of the rentable square footage of our consolidated properties as of June 30, 2010.

•                  We renewed 947,000 square feet in the six months ended June 30, 2010 with an average committed cost of $5.43 per square foot.  For our renewed space during the six months ended June 30, 2010, we realized an increase of 3% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 5% in total cash rent.  For our renewed and retenanted space of 1.2 million square feet during the six months ended June 30, 2010, we realized an increase of 2% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 6% in total cash rent.  The average committed cost for our space renewed and retenanted during the six months ended June 30, 2010 totaled $9.59 per square foot.

•                  We recognized $1.2 million in lease termination fees for the six months ended June 30, 2010, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities, as compared to $3.7 million in the six months ended June 30, 2009.

For the Quarter Period:

•                  Same office property cash NOI for the quarter ended June 30, 2010, excluding gross lease termination fees, decreased by $603,000, or 1%, as compared to the quarter ended June 30, 2009.  Including gross lease termination fees, our same office property cash NOI was essentially flat as compared to the quarter ended June 30, 2009.

•                  We renewed 588,000 square feet in the quarter ended June 30, 2010 with an average committed cost of $4.09 per square foot.  For our renewed space during the quarter ended June 30, 2010, we realized an increase of 4% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 3% in total cash rent.  For our renewed and retenanted space of 752,000 square feet during the quarter ended June 30, 2010, we realized an increase of 3% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 4% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended June 30, 2010 totaled $9.97 per square foot.

•                  We recognized $955,000 in lease termination fees for the quarter ended June 30, 2010, net of write-offs of related straight-line rents and intangible assets and liabilities, as compared to $568,000 in the quarter ended June 30, 2009.

Financing Activity and Capital Transactions

•                  On April 7, 2010, we issued $240.0 million aggregate principal amount of 4.25% Exchangeable Senior Notes due 2030.  The notes have an exchange settlement feature that provides that the notes may, under certain circumstances, be exchangeable for cash and our common shares at an initial exchange rate (subject to adjustment) of 20.7658 shares per $1,000 principal amount of the notes (equivalent to an exchange price of $48.16 per common share, a 20% premium over the closing price on the NYSE on the transaction pricing date).  On or after April 20, 2015, we may redeem the notes in cash, in whole or in part.  The holders of the notes have the right to require us to repurchase the notes in cash, in whole or in part, on each of April 15, 2015, April 15, 2020 and April 15, 2025, or in the event of a “fundamental change,” as defined under the terms of the notes.  We used the proceeds for general corporate purposes, including repayment of borrowings under our Revolving Credit Facility.

•                  On April 26, 2010, we increased the borrowing capacity under our Revolving Credit Facility by $100.0 million, from $600.0 million to $700.0 million.

•                  As of June 30, 2010, our ratio of debt to total market capitalization was 45% and our ratio of debt to undepreciated book value of real estate assets was 59%.

•                  For the six months ended June 30, 2010, we achieved an EBITDA interest coverage ratio of 2.90x and an EBITDA fixed charge coverage ratio of 2.44x. For the quarter ended June 30, 2010, we achieved an EBITDA interest coverage ratio of 2.85x and an EBITDA fixed charge coverage ratio of 2.41x.

•                  As of June 30, 2010, 81% of our debt had fixed interest rates, including the effect of interest rate swaps in effect.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  changes in our plans for properties or our views of market economic conditions that could result in recognition of impairment losses;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009.

Selected Financial Summary Data

(dollars in thousands, except per share data)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09

Real estate revenues from continuing operations	$109,257	$112,228	$108,737	$104,132	$105,007	$221,485	$211,115

Total revenues from continuing operations	$135,322	$149,593	$178,290	$199,453	$208,331	$284,915	$389,328

NOI	$69,847	$64,700	$66,822	$66,260	$68,556	$134,547	$136,367

EBITDA	$65,259	$61,683	$61,056	$63,918	$66,062	$126,942	$130,752

Net income	$9,151	$10,675	$9,546	$15,536	$18,051	$19,826	$36,217
Net income attributable to noncontrolling interests	(685)	(737)	(458)	(1,081)	(1,412)	(1,422)	(3,431)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(8,051)	(8,051)

Net income attributable to COPT common shareholders	$4,440	$5,913	$5,062	$10,430	$12,613	$10,353	$24,735

Diluted EPS	$0.07	$0.10	$0.08	$0.18	$0.22	$0.17	$0.44

FFO	$38,870	$38,156	$37,180	$42,408	$46,920	$77,026	$91,737

FFO, excluding operating property acquisition costs	$39,141	$38,175	$39,147	$42,408	$46,920	$77,316	$91,737

Basic and diluted FFO available to common share and common unit holders	$33,880	$33,260	$32,586	$37,772	$42,197	$67,140	$82,268

Diluted FFO per share	$0.53	$0.53	$0.52	$0.60	$0.67	$1.06	$1.34

Diluted FFO per share, excluding operating property acquisition costs	$0.54	$0.53	$0.55	$0.60	$0.67	$1.06	$1.34

Diluted AFFO available to common share and common unit holders	$26,721	$25,215	$20,455	$27,846	$36,203	$51,936	$69,569

Payout ratios:

Diluted FFO payout ratio	73.8%	75.2%	76.3%	65.8%	55.7%	74.5%	55.7%

Diluted AFFO payout ratio	93.6%	99.3%	121.6%	89.2%	64.9%	96.3%	65.9%

Total dividends/distributions	$29,199	$29,217	$29,063	$29,036	$27,682	$58,416	$54,221

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Assets
Properties, net
Operating properties	$3,040,414	$2,954,575	$2,950,327	$2,790,568	$2,722,959
Land - development	234,662	236,350	231,809	214,147	219,775
Construction in progress	319,846	317,283	270,376	266,117	293,787
Less: accumulated depreciation	(464,408)	(443,246)	(422,612)	(402,125)	(382,385)
Total properties, net	3,130,514	3,064,962	3,029,900	2,868,707	2,854,136

Cash and cash equivalents	9,879	10,180	8,262	9,981	11,931
Restricted cash and marketable securities	20,738	18,981	16,549	16,779	17,879
Accounts receivable, net	12,552	13,982	17,459	14,004	13,776
Deferred rent receivable	75,683	74,113	71,805	69,816	67,137
Intangible assets on real estate acquisitions, net	96,151	94,925	100,671	75,506	81,090
Deferred leasing and financing costs, net	55,838	51,074	51,570	50,700	46,961
Prepaid expenses and other assets	65,928	70,135	83,806	125,154	105,765
Total assets	$3,467,283	$3,398,352	$3,380,022	$3,230,647	$3,198,675

Liabilities and shareholders’ equity
Liabilities:
Debt, net	$2,182,375	$2,107,131	$2,053,841	$1,897,852	$1,831,713
Accounts payable and accrued expenses	84,164	86,650	116,455	113,416	142,734
Rents received in advance and security deposits	28,328	32,575	32,177	33,322	29,936
Dividends and distributions payable	28,580	28,556	28,440	28,411	27,057
Deferred revenue associated with operating leases	12,929	13,827	14,938	8,044	8,926
Distributions received in excess of investment in unconsolidated real estate joint ventures	5,351	5,238	5,088	4,966	4,873
Other liabilities	13,990	13,836	8,451	8,453	7,029
Total liabilities	2,355,717	2,287,813	2,259,390	2,094,464	2,052,268

Commitments and contingencies	—	—	—	—	—

COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	593	589	583	583	580
Additional paid-in capital	1,269,142	1,244,046	1,238,704	1,234,910	1,229,931
Cumulative distributions in excess of net income	(246,008)	(227,189)	(209,941)	(192,119)	(179,698)
Accumulated other comprehensive loss	(4,263)	(3,278)	(1,907)	(2,291)	(1,176)
Total COPT’s shareholders’ equity	1,019,545	1,014,249	1,027,520	1,041,164	1,049,718
Noncontrolling interests in subsidiaries
Common units in the Operating Partnership	63,675	68,113	73,892	75,657	76,873
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	19,546	19,377	10,420	10,562	11,016
Total noncontrolling interests in subsidiaries	92,021	96,290	93,112	95,019	96,689
Total equity	1,111,566	1,110,539	1,120,632	1,136,183	1,146,407
Total liabilities and equity	$3,467,283	$3,398,352	$3,380,022	$3,230,647	$3,198,675

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
Revenues
Rental revenue	$91,173	$91,010	$89,346	$86,973	$87,649	$182,183	$176,494
Tenant recoveries and other real estate operations revenue	18,084	21,218	19,391	17,159	17,358	39,302	34,621
Construction contract and other service revenues	26,065	37,365	69,553	95,321	103,324	63,430	178,213
Total revenues	135,322	149,593	178,290	199,453	208,331	284,915	389,328

Expenses
Property operating expenses	40,005	48,135	42,567	38,523	37,100	88,140	76,064
Depreciation and amortization associated with real estate operations	29,548	27,596	27,261	26,498	28,493	57,144	54,770
Construction contract and other service expenses	25,402	36,399	68,230	93,805	101,161	61,801	174,484
General and administrative expenses	5,926	5,900	5,965	5,898	5,834	11,826	11,377
Business development expenses	465	155	2,149	458	446	620	1,092
Total operating expenses	101,346	118,185	146,172	165,182	173,034	219,531	317,787

Operating income	33,976	31,408	32,118	34,271	35,297	65,384	71,541
Interest expense	(25,812)	(22,638)	(23,273)	(20,931)	(18,620)	(48,450)	(37,983)
Interest and other income	245	1,302	215	2,619	1,252	1,547	2,330

Income from continuing operations before equity in (loss) income of unconsolidated entities and income taxes	8,409	10,072	9,060	15,959	17,929	18,481	35,888
Equity in (loss) income of unconsolidated entities	(72)	(205)	134	(758)	(202)	(277)	(317)
Income tax expense	(7)	(41)	(27)	(47)	(52)	(48)	(122)
Income from continuing operations	8,330	9,826	9,167	15,154	17,675	18,156	35,449
Discontinued operations	486	832	379	382	376	1,318	768
Income before gain on sales of real estate	8,816	10,658	9,546	15,536	18,051	19,474	36,217
Gain on sales of real estate, net of income taxes	335	17	—	—	—	352	—
Net income	9,151	10,675	9,546	15,536	18,051	19,826	36,217
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(364)	(527)	(463)	(956)	(1,272)	(891)	(3,076)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(330)	(330)
Other consolidated entities	(156)	(45)	170	40	25	(201)	(25)
Net income attributable to COPT	8,466	9,938	9,088	14,455	16,639	18,404	32,786
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(8,051)	(8,051)
Net income attributable to COPT common shareholders	$4,440	$5,913	$5,062	$10,430	$12,613	$10,353	$24,735

For diluted EPS computations:
Numerator for diluted EPS
Net income attributable to common shareholders	$4,440	$5,913	$5,062	$10,430	$12,613	$10,353	$24,735
Amount allocable to restricted shares	(250)	(290)	(247)	(253)	(242)	(540)	(510)
Numerator for diluted EPS	$4,190	$5,623	$4,815	$10,177	$12,371	$9,813	$24,225

Denominator:
Weighted average common shares - basic	58,489	57,844	57,604	57,470	56,637	58,169	54,296
Dilutive effect of share-based compensation awards	421	364	413	485	546	405	522
Weighted average common shares - diluted	58,910	58,208	58,017	57,955	57,183	58,574	54,818

Diluted EPS	$0.07	$0.10	$0.08	$0.18	$0.22	$0.17	$0.44

Consolidated Reconciliations of FFO, AFFO, EPS

(in thousands, except per share data)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
Net income	$9,151	$10,675	$9,546	$15,536	$18,051	$19,826	$36,217
Real estate-related depreciation and amortization	29,548	27,603	27,475	26,712	28,708	57,151	55,199
Depreciation and amortization on unconsolidated real estate entities	171	175	159	160	161	346	321
Gain on sales of operating properties, net of income taxes	—	(297)	—	—	—	(297)	—
FFO	38,870	38,156	37,180	42,408	46,920	77,026	91,737

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(330)	(330)
Noncontrolling interests - other consolidated entities	(156)	(45)	170	40	25	(201)	(25)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)	(8,051)	(8,051)
Depreciation and amortization allocable to noncontrolling interests in other consolidated entities	(297)	(282)	(242)	(91)	(107)	(579)	(160)
Basic and diluted FFO allocable to restricted shares	(346)	(379)	(331)	(395)	(450)	(725)	(903)
Basic and diluted FFO available to common share and common unit holders	33,880	33,260	32,586	37,772	42,197	67,140	82,268

Straight line rent adjustments	(1,473)	(2,346)	1,676	(2,665)	(1,718)	(3,819)	(2,858)
Amortization of acquisition intangibles included in NOI	(94)	(270)	(679)	(451)	(616)	(364)	(996)
Recurring capital expenditures	(7,080)	(6,211)	(13,900)	(7,572)	(4,383)	(13,291)	(10,266)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	1,488	782	772	762	723	2,270	1,421
Diluted AFFO available to common share and common unit holders	$26,721	$25,215	$20,455	$27,846	$36,203	$51,936	$69,569

Preferred dividends	$4,026	$4,025	$4,026	$4,025	$4,026	$8,051	$8,051
Preferred distributions	165	165	165	165	165	330	330
Common distributions	1,749	1,867	1,988	1,995	1,894	3,616	3,979
Common dividends	23,259	23,160	22,884	22,851	21,597	46,419	41,861
Total dividends/distributions	$29,199	$29,217	$29,063	$29,036	$27,682	$58,416	$54,221

Denominator for diluted EPS	58,910	58,208	58,017	57,955	57,183	58,574	54,818
Weighted average common units	4,558	5,017	5,078	5,084	5,483	4,786	6,363
Denominator for diluted FFO per share	63,468	63,225	63,095	63,039	62,666	63,360	61,181

FFO	$38,870	$38,156	$37,180	$42,408	$46,920	77,026	91,737
Operating property acquisition costs	271	19	1,967	—	—	290	—
FFO, excluding operating property acquisition costs	$39,141	$38,175	$39,147	$42,408	$46,920	77,316	91,737

Diluted FFO available to common share and common unit holders	$33,880	$33,260	$32,586	$37,772	$42,197	$67,140	$82,268
Operating property acquisition costs	271	19	1,967	—	—	290	—
Diluted FFO available to common share and common unit holders, excluding operating property acquisition costs	$34,151	$33,279	$34,553	$37,772	$42,197	$67,430	$82,268
Diluted FFO per share, excluding operating property acquisition costs	$0.54	$0.53	$0.55	$0.60	$0.67	$1.06	$1.34

Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09

Net income	$9,151	$10,675	$9,546	$15,536	$18,051	$19,826	$36,217
Interest expense on continuing and discontinued operations	25,921	22,703	23,332	20,986	18,678	48,624	38,102
Total income tax expense (1)	7	52	27	47	52	59	122
Depreciation of furniture, fixtures and equipment (FF&E)	632	650	676	637	573	1,282	1,112
Real estate-related depreciation and amortization	29,548	27,603	27,475	26,712	28,708	57,151	55,199
EBITDA	$65,259	$61,683	$61,056	$63,918	$66,062	$126,942	$130,752
Add back:
General and administrative	5,926	5,900	5,965	5,898	5,834	11,826	11,377
Business development	465	155	2,149	458	446	620	1,092
Depreciation of FF&E	(632)	(650)	(676)	(637)	(573)	(1,282)	(1,112)
Income from construction contracts and other service operations	(663)	(966)	(1,323)	(1,516)	(2,163)	(1,629)	(3,729)
Interest and other income	(245)	(1,302)	(215)	(2,619)	(1,252)	(1,547)	(2,330)
Gain on sales of operating properties	—	(297)	—	—	—	(297)	—
Non-operational property sales	(335)	(28)	—	—	—	(363)	—
Equity in loss (income) of unconsolidated entities	72	205	(134)	758	202	277	317
NOI	$69,847	$64,700	$66,822	$66,260	$68,556	$134,547	$136,367

Discontinued Operations
Revenues from real estate operations	$734	$768	$713	$711	$711	$1,502	$1,447
Property operating expenses	(139)	(161)	(61)	(60)	(62)	(300)	(131)
Depreciation and amortization	—	(7)	(214)	(214)	(215)	(7)	(429)
Interest	(109)	(65)	(59)	(55)	(58)	(174)	(119)
Gain on sales of depreciated real estate properties	—	297	—	—	—	297	—
Discontinued operations	$486	$832	$379	$382	$376	$1,318	$768

Gain on sales of real estate, net, per statements of operations	$335	$17	$—	$—	$—	$352	$—
Add income taxes	—	11	—	—	—	11	—
Gain on sales of real estate from discontinued operations	—	297	—	—	—	297	—
Gain on sales of real estate from continuing and discontinued operations	335	325	—	—	—	660	—
Non-operational property sales	(335)	(28)	—	—	—	(363)	—
Gain on sales of operating properties	$—	$297	$—	$—	$—	$297	$—

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 9).

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09

Total Assets or Denominator for Debt to Total Assets	$3,467,283	$3,398,352	$3,380,022	$3,230,647	$3,198,675
Accumulated depreciation	464,408	443,246	422,612	402,125	382,385
Intangible assets on real estate acquisitions, net	96,151	94,925	100,671	75,506	81,090
Assets other than assets included in properties, net	(336,769)	(333,390)	(350,122)	(361,940)	(344,539)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,691,073	$3,603,133	$3,553,183	$3,346,338	$3,317,611

GAAP revenues from real estate operations from continuing operations	$109,257	$112,228	$108,737	$104,132	$105,007	$221,485	$211,115
Revenues from discontinued operations	734	768	713	711	711	1,502	1,447
Real estate revenues from continuing and discontinued operations	$109,991	$112,996	$109,450	$104,843	$105,718	$222,987	$212,562

GAAP revenues from real estate operations from continuing operations	$109,257	$112,228	$108,737	$104,132	$105,007	$221,485	$211,115
Property operating expenses	(40,005)	(48,135)	(42,567)	(38,523)	(37,100)	(88,140)	(76,064)
Revenues from discontinued operations	734	768	713	711	711	1,502	1,447
Property operating expenses from discontinued operations	(139)	(161)	(61)	(60)	(62)	(300)	(131)
NOI	$69,847	$64,700	$66,822	$66,260	$68,556	$134,547	$136,367

Depreciation and amortization assoc. with real estate operations from continuing operations	$29,548	$27,596	$27,261	$26,498	$28,493	$57,144	$54,770
Depreciation and amortization from discontinued operations	—	7	214	214	215	7	429
Real estate-related depreciation and amortization	$29,548	$27,603	$27,475	$26,712	$28,708	$57,151	$55,199

Total tenant improvements and incentives on operating properties	$4,630	$4,071	$2,359	$3,553	$3,794	$8,701	$8,019
Total capital improvements on operating properties	1,248	870	9,475	2,927	2,355	2,118	3,868
Total leasing costs for operating properties	1,350	1,338	2,801	1,855	950	2,688	2,576
Less: Nonrecurring tenant improvements and incentives on operating properties	(136)	(77)	(851)	(711)	(2,028)	(213)	(2,069)
Less: Nonrecurring capital improvements on operating properties	(17)	(60)	(117)	(58)	(694)	(77)	(1,282)
Less: Nonrecurring leasing costs for operating properties	(3)	54	(186)	—	(16)	51	(916)
Add: Recurring capital expenditures on operating properties held through joint ventures	8	15	419	6	22	23	70
Recurring capital expenditures	$7,080	$6,211	$13,900	$7,572	$4,383	$13,291	$10,266

Interest expense from continuing operations	$25,812	$22,638	$23,273	$20,931	$18,620	$48,450	$37,983
Interest expense from discontinued operations	109	65	59	55	58	174	119
Total interest expense	$25,921	$22,703	$23,332	$20,986	$18,678	$48,624	$38,102
Less: Amortization of deferred financing costs	(1,495)	(1,126)	(1,125)	(1,056)	(1,009)	(2,621)	(2,033)
Less: Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	(1,488)	(782)	(772)	(762)	(723)	(2,270)	(1,421)
Denominator for interest coverage	$22,938	$20,795	$21,435	$19,168	$16,946	$43,733	$34,648
Scheduled principal amortization	3,500	3,469	3,289	2,691	2,662	6,969	5,509
Denominator for debt service coverage	$26,438	$24,264	$24,724	$21,859	$19,608	$50,702	$40,157
Scheduled principal amortization	(3,500)	(3,469)	(3,289)	(2,691)	(2,662)	(6,969)	(5,509)
Preferred dividends - redeemable non-convertible	4,026	4,025	4,026	4,025	4,026	8,051	8,051
Preferred distributions	165	165	165	165	165	330	330
Denominator for fixed charge coverage	$27,129	$24,985	$25,626	$23,358	$21,137	$52,114	$43,029

Common share dividends	$23,259	$23,160	$22,884	$22,851	$21,597	$46,419	$41,861
Common unit distributions	1,749	1,867	1,988	1,995	1,894	3,616	3,979
Dividends and distributions for FFO and AFFO payout ratios	$25,008	$25,027	$24,872	$24,846	$23,491	$50,035	$45,840

Income tax expense from continuing operations	$7	$41	$27	$47	$52	$48	$122
Income tax expense from gain on other sales of real estate	—	11	—	—	—	11	—
Total income tax expense	$7	$52	$27	$47	$52	$59	$122

Real Estate Revenues from Continuing and Discontinued Operations by Geographic Region

(Dollars in thousands)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09

Office Properties:

Baltimore/Washington Corridor	$50,623	$52,058	$50,681	$48,984	$48,941	$102,681	$97,945
Northern Virginia	18,172	18,659	19,186	18,897	18,950	36,831	41,049
Greater Baltimore	16,827	17,865	16,265	14,493	13,746	34,692	27,517
Colorado Springs	6,154	6,332	6,190	6,261	5,797	12,486	10,674
Suburban Maryland	5,452	5,829	4,697	4,736	5,164	11,281	10,187
St. Mary’s and King George Counties	3,530	3,589	3,566	3,528	3,467	7,119	6,866
San Antonio	4,228	3,938	3,805	3,269	3,547	8,166	6,492
Greater Philadelphia	1,510	1,202	1,627	1,343	2,507	2,712	5,013
Other	3,495	3,524	3,433	3,332	3,599	7,019	6,819

Real estate revenues from cont. and discont. operations	$109,991	$112,996	$109,450	$104,843	$105,718	$222,987	$212,562

NOI by Geographic Region

(Dollars in thousands)

	Three Months Ended					Year Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
Office Properties:

Baltimore/Washington Corridor	$33,770	$29,903	$31,647	$31,182	$31,494	$63,673	$61,879
Northern Virginia	11,466	11,346	11,684	11,519	11,515	22,812	25,818
Greater Baltimore	9,516	8,855	9,201	8,649	7,865	18,371	14,865
Colorado Springs	3,915	4,023	3,662	4,447	4,071	7,938	7,625
Suburban Maryland	3,253	3,128	2,458	2,672	3,128	6,381	6,097
St. Mary’s and King George Counties	2,489	2,482	2,641	2,651	2,664	4,971	5,177
San Antonio	2,128	2,309	2,354	2,038	2,586	4,437	4,695
Greater Philadelphia	710	439	981	782	2,524	1,149	4,949
Other	2,600	2,215	2,194	2,320	2,709	4,815	5,262

NOI	$69,847	$64,700	$66,822	$66,260	$68,556	$134,547	$136,367

Same Office Property Cash NOI

(Dollars in thousands)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
Office Properties: (1)
Baltimore/Washington Corridor	$31,326	$27,172	$31,709	$30,448	$30,337	$58,498	$59,979
Northern Virginia	11,781	11,603	11,637	11,208	11,402	23,384	26,397
Greater Baltimore	7,608	6,612	6,808	8,136	7,426	14,220	13,868
Colorado Springs	3,423	3,423	2,995	3,237	3,666	6,846	7,122
Suburban Maryland	1,947	2,200	2,194	2,460	2,890	4,147	5,593
St. Mary’s and King George Counties	2,538	2,496	2,630	2,627	2,533	5,034	4,982
San Antonio	1,735	1,906	2,019	1,625	2,175	3,641	3,874
Greater Philadelphia	677	406	783	636	689	1,083	1,268
Other	1,908	1,910	1,884	1,909	1,900	3,818	3,756
Total Office Properties	$62,943	$57,728	$62,659	$62,286	$63,018	$120,671	$126,839
Less: Lease termination fees, gross	(1,086)	(278)	(347)	(966)	(558)	(1,364)	(4,218)
Same office property cash NOI, excluding gross lease termination fees	$61,857	$57,450	$62,312	$61,320	$62,460	$119,307	$122,621

Same Office Property GAAP NOI

(Dollars in thousands)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
Office Properties: (1)
Baltimore/Washington Corridor	$31,789	$28,179	$29,895	$30,046	$30,596	$59,968	$60,705
Northern Virginia	11,487	11,476	11,829	11,594	11,610	22,963	26,026
Greater Baltimore	7,889	6,861	7,385	8,641	7,860	14,750	14,871
Colorado Springs	3,581	3,609	3,223	3,510	3,959	7,190	7,628
Suburban Maryland	2,141	2,224	2,327	2,580	3,028	4,365	5,882
St. Mary’s and King George Counties	2,491	2,483	2,652	2,653	2,665	4,974	5,180
San Antonio	2,115	2,287	2,405	2,059	2,611	4,402	4,747
Greater Philadelphia	680	513	796	650	627	1,193	1,144
Other	2,136	2,147	2,130	2,186	2,196	4,283	4,328
Total Office Properties	$64,309	$59,779	$62,642	$63,919	$65,152	$124,088	$130,511

GAAP net operating income for same office properties	$64,309	$59,779	$62,642	$63,919	$65,152	$124,088	$130,511
Less: Straight-line rent adjustments	(875)	(1,480)	640	(1,205)	(1,550)	(2,355)	(2,740)
Less: Amortization of deferred market rental revenue	(491)	(571)	(623)	(428)	(584)	(1,062)	(932)
Same office property cash NOI	$62,943	$57,728	$62,659	$62,286	$63,018	$120,671	$126,839
Less: Lease termination fees, gross	(1,086)	(278)	(347)	(966)	(558)	(1,364)	(4,218)
Same office property cash NOI, excluding gross lease termination fees	$61,857	$57,450	$62,312	$61,320	$62,460	$119,307	$122,621

(1) Same office properties represent buildings owned and 100% operational since January 1, 2009.

Operating Ratios

(Dollars in thousands except per share data and ratios)

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
OPERATING RATIOS — All computations include the effect of discontinued operations

Net income as a % of Real estate revenues from cont. and discont. operations (Net income / Real estate revenues from cont. and discont. operations)	8.3%	9.4%	8.7%	14.8%	17.1%	8.9%	17.0%

NOI as a % of Real estate revenues from cont. and discont. operations (NOI / Real estate revenues from cont. and discont. operations)	63.5%	57.3%	61.1%	63.2%	64.8%	60.3%	64.2%

EBITDA as a % of Real estate revenues from cont. and discont. operations (EBITDA / Real estate revenues from cont. and discont. operations)	59.3%	54.6%	55.8%	61.0%	62.5%	56.9%	61.5%

G&A as a % of Real estate revenues from cont. and discont. operations (G&A / Real estate revenues from cont. and discont. operations)	5.4%	5.2%	5.4%	5.6%	5.5%	5.3%	5.4%

G&A as a % of EBITDA (G&A / EBITDA)	9.1%	9.6%	9.8%	9.2%	8.8%	9.3%	8.7%

Recurring Capital Expenditures	$7,080	$6,211	$13,900	$7,572	$4,383	$13,291	$10,266

Recurring Capital Expenditures per average square foot of consolidated properties	$0.36	$0.32	$0.73	$0.40	$0.23	$0.68	$0.55

Recurring Capital Expenditures as a % of NOI	10.1%	9.6%	20.8%	11.4%	6.4%	9.9%	7.5%

Debt Analysis

(Dollars in thousands)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Debt Outstanding
Mortgage Loans	$1,432,544	$1,452,845	$1,439,608	$1,454,240	$1,204,437
Construction Loans (1)	119,640	100,225	93,086	60,364	115,914
Unsecured Revolving Credit Facility (2)	250,000	397,000	365,000	228,000	357,000
Exchangeable Senior Notes	380,191	157,061	156,147	155,248	154,362
	$2,182,375	$2,107,131	$2,053,841	$1,897,852	$1,831,713

Interest Rate Data
Fixed-Mortgage Loans	$1,161,652	$1,165,073	$1,168,462	$1,182,967	$933,037
Fixed-Exchangeable Senior Notes	380,191	157,061	156,147	155,248	154,362
Variable	420,532	564,997	509,232	289,637	474,314
Variable Subject to Interest Rate Swaps (3)	220,000	220,000	220,000	270,000	270,000
	$2,182,375	$2,107,131	$2,053,841	$1,897,852	$1,831,713

% of Fixed Rate Loans (3)	80.73%	73.19%	75.21%	84.74%	74.11%
% of Variable Rate Loans (3)	19.27%	26.81%	24.79%	15.26%	25.89%
	100.00%	100.00%	100.00%	100.00%	100.00%

	Three Months Ended					Six Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/09	6/30/09	6/30/2010	6/30/09
Average Contract Interest Rates
Mortgage & Construction Loans	5.43%	5.45%	5.49%	5.10%	5.04%	5.49%	5.11%
Unsecured Revolving Credit Facility (4)	2.53%	1.93%	2.43%	2.82%	2.85%	2.15%	2.85%
Exchangeable Senior Notes (5)	3.95%	3.50%	3.50%	3.50%	3.50%	3.83%	3.50%
Total Weighted Average	5.26%	4.83%	5.07%	4.85%	4.68%	5.04%	4.75%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
NOI interest coverage ratio	3.05x	3.11x	3.12x	3.46x	4.05x	3.08x	3.94x
EBITDA interest coverage ratio	2.85x	2.97x	2.85x	3.33x	3.90x	2.90x	3.77x
NOI debt service coverage ratio	2.64x	2.67x	2.70x	3.03x	3.50x	2.65x	3.40x
EBITDA debt service coverage ratio	2.47x	2.54x	2.47x	2.92x	3.37x	2.50x	3.26x
NOI fixed charge coverage ratio	2.57x	2.59x	2.61x	2.84x	3.24x	2.58x	3.17x
EBITDA fixed charge coverage ratio	2.41x	2.47x	2.38x	2.74x	3.13x	2.44x	3.04x

(1)

Includes $102.9 million due under our Revolving Construction Facility at June 30, 2010. This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2)	As of June 30, 2010, our borrowing capacity under the Revolving Credit Facility was $700.0 million, of which $449.5 million was available.
(3)

Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

Notional	One-Month	Effective	Expiration
Amount	Libor Base	Date	Date
$50,000	5.036%	3/28/06	3/30/09
$25,000	5.232%	5/1/06	5/1/09
$25,000	5.232%	5/1/06	5/1/09
$50,000	4.330%	10/23/07	10/23/09
$100,000	2.510%	11/3/08	12/31/09
$120,000	1.760%	1/2/09	5/1/2012
$100,000	1.975%	1/1/10	5/1/2012

(4)	Includes effect of interest expense incurred on interest rate swaps.
(5)	Represents the weighted average of the stated interest rates on our Exchangeable Senior Notes.

Debt Maturity Schedule - June 30, 2010

(Dollars in thousands)

	Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing	Revolver (2)	Total Scheduled Payments

July - September	$3,370	$—		$242	—		$—	$3,612
October - December(3)	3,239	52,177	5.78%	244	—		—	55,660
Total 2010	$6,609	$52,177	5.78%	$486	$—		$—	$59,272

2011(4)	11,730	102,265		1,005	119,640		250,000	484,640
2012	10,569	257,524		1,065	—		—	269,158
2013	7,703	134,843		1,130	—		—	143,676
2014(5)	5,612	90,670		840	47,066		—	144,188
2015	4,508	114,558		529	—		—	119,595
2016	3,481	274,605		556	—		—	278,642
2017	193	300,610		585	—		—	301,388
2018	—	—		617	—		—	617
2019	—	—		573	39		—	612
2020	—	—		200	—		—	200
2021	—	—		200	—		—	200
2022	—	—		200	—		—	200
2023	—	—		200	—		—	200
2024	—	—		200	—		—	200
2025	—	—		200	—		—	200
2026	—	—		50	11		—	61
	$50,405	$1,327,252		$8,636	$166,756		$250,000	$1,803,049

		Net discount						(865)
		Mortgage and Other Loans Payable						$1,802,184
						3.5%	4.25%
		Exchangeable Senior Notes-Face Amount				$162,500	$240,000	$402,500
		Net discount				(4,513)	(17,796)	(22,309)
		Exchangeable Senior Notes (6)				$157,987	$222,204	380,191

		Total Debt						$2,182,375

Notes:

(1)        Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)        As of June 30, 2010, our borrowing capacity under the Revolving Credit Facility was $700.0 million, of which $449.5 million was available.

(3)        Includes $8.5 million maturing on a non-recourse loan that matures in September 2025 but will be called in October 2010.

(4)        Includes $250 million due under our Revolving Credit Facility at June 30, 2010 that may be extended by us for a one-year period, subject to certain conditions. Also includes $102.9 million due under our Revolving Construction Facility at June 30, 2010 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(5)        We have a $4.6 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions. The above table includes $4.3 million due on maturity of this loan in 2014.

(6)        3.5% Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter. 4.25% Exchangeable Senior Notes mature in April 2030 but are subject to a put by the holders in April 2015 and every five years thereafter.

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Common Equity - End of Quarter
Common Shares	59,288	58,927	58,343	58,250	58,017
Common Units	4,456	4,757	5,066	5,084	5,084
Total	63,744	63,684	63,409	63,334	63,101
End of Quarter Common Share Price	$37.76	$40.13	$36.63	$36.88	$29.33
Market Value of Common Shares/Units	$2,406,973	$2,555,639	$2,322,672	$2,335,758	$1,850,752

Common Shares Trading Volume
Average Daily Volume (Shares)	887	654	751	953	1,520
Average Daily Volume	$35,095	$24,583	$26,570	$33,091	$44,187
As a Percentage of Weighted Average Common Shares	1.5%	1.1%	1.3%	1.7%	2.7%

Common Share Price Range (price per share)
Quarterly High	$43.61	$42.44	$38.29	$40.59	$33.14
Quarterly Low	$34.82	$32.69	$31.77	$26.87	$23.13
Quarterly Average	$39.58	$37.57	$35.38	$34.72	$29.07

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 liquidation value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 liquidation value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Liquidation Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares for quarter ended:
Common Shares Outstanding	58,489	57,844	57,604	57,470	56,637
Dilutive effect of share-based compensation awards	421	364	413	485	546
Common Units	4,558	5,017	5,078	5,084	5,483
Denominator for funds from operations per share - diluted	63,468	63,225	63,095	63,039	62,666

Capitalization
Liquidation Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	2,406,973	2,555,639	2,322,672	2,335,758	1,850,752
Total Equity Market Capitalization	$2,632,107	$2,780,772	$2,547,805	$2,560,891	$2,075,886

Total Debt	$2,182,375	$2,107,131	$2,053,841	$1,897,852	$1,831,713

Total Market Capitalization	$4,814,482	$4,887,903	$4,601,646	$4,458,743	$3,907,599

Debt to Total Market Capitalization	45.3%	43.1%	44.6%	42.6%	46.9%
Debt to Total Assets	62.9%	62.0%	60.8%	58.7%	57.3%
Debt to Undepreciated Book Value of Real Estate Assets	59.1%	58.5%	57.8%	56.7%	55.2%

Dividend Analysis

	Three Months Ended					Six Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09
Common Share Dividends
Dividends per share/unit	$0.3925	$0.3925	$0.3925	$0.3925	$0.3725	$0.7850	$0.7450
Increase over prior period	0.0%	0.0%	0.0%	5.4%	0.0%	5.4%	9.6%

Common Dividend Payout Ratios
Diluted FFO Payout	73.8%	75.2%	76.3%	65.8%	55.7%	74.5%	55.7%

Diluted AFFO Payout	93.6%	99.3%	121.6%	89.2%	64.9%	96.3%	65.9%

Dividend Coverage - Diluted FFO	1.35x	1.33x	1.31x	1.52x	1.80x	1.34x	1.79x

Dividend Coverage - Diluted AFFO	1.07x	1.01x	0.82x	1.12x	1.54x	1.04x	1.52x

Common Dividend Yields
Dividend Yield at Quarter End	4.16%	3.91%	4.29%	4.26%	5.08%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

as of June 30, 2010

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION

Insiders	1,151,982	3,755,152	—	4,907,134	7.63%
Non-insiders	58,135,779	700,475	610,014	59,446,268	92.37%
	59,287,761	4,455,627	610,014	64,353,402	100.00%

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
RESEARCH COVERAGE

BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Friedman Billings Ramsey & Co.	n/a	n/a	x	x	x
Green Street Advisors	x	x	x	x	x
ISI Group	x	x	x	x	x
JP Morgan	x	x	x	n/a	n/a
KeyBanc Capital Markets	x	x	n/a	n/a	n/a
Macquarie Securities	x	x	n/a	x	x
Raymond James	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wells Fargo Securities	x	x	x	x	x

Property Summary by Region - June 30, 2010

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	300 Sentinel Drive (300 NBP)	BWI Airport	NBP	2009	M	80,241	112,513
3	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,647
4	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	155,883
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	153,598
7	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,196
8	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
9	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
10	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
11	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
12	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
13	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
14	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
15	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
16	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
17	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
18	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
19	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
20	131 National Business Parkway	BWI Airport	NBP	1990	M	69,336
21	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
22	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,495,506	112,513

1	1550 West Nursery Road	BWI Airport	APS	2009	M	162,101
2	1306 Concourse Drive	BWI Airport	APS	1990	M	116,307
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,792
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	100,824
5	880 Elkridge Landing Road	BWI Airport	APS	1981	M	99,524
6	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
7	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
8	1302 Concourse Drive	BWI Airport	APS	1996	M	84,053
9	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
10	1099 Winterson Road	BWI Airport	APS	1988	M	70,583
11	1190 Winterson Road	BWI Airport	APS	1987	M	68,899
12	849 International Drive	BWI Airport	APS	1988	M	68,768
13	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
14	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
15	999 Corporate Boulevard	BWI Airport	APS	2000	M	66,889
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	58,035
17	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,955
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	930 International Drive	BWI Airport	APS	1986	S	57,272
20	900 International Drive	BWI Airport	APS	1986	S	57,140
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	54,280
22	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
23	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
24	870 Elkridge Landing Road	BWI Airport	APS	1981	S	5,627
						1,797,564	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,136
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,153
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,888
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	56,964
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	45,867
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	44,138
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,317
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	28,998
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,706
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	16,964
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,947
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,903
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						546,293	—

60	Subtotal (continued on next page)					4,839,363	112,513

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - June 30, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

60	Subtotal (continued from prior page)					4,839,363	112,513

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2009	M	105,925
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						129,425	—

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	471,012
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2009	M	131,451
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,847
5	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
6	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,822
7	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	112,861
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,027
9	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
10	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	75,595
11	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	76,347
12	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
13	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
14	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
15	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,131
16	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
18	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
19	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
20	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
21	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
22	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,472
23	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,225
24	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
25	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
26	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,107
27	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
28	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,227,096	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	61,984
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	40,286
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	39,496
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,195
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	15,910
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,263
						442,622	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,220
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,485
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	14,778
						154,779	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

109	Total Baltimore/Washington Corridor					8,168,938	112,513

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - June 30, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	58,676
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,363
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						260,729	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	58,981
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,866	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					821,812	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	471,440
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,706
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	126,158
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	70,348
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,454,416	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,776
						166,409	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
3	1550 Westbranch Drive	Tysons Corner		2002	M	152,240
						599,416	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	139,802

16	Total Northern Virginia					2,764,708	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						201,200	—

4	Total Other					497,042	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Arborcrest	1992	S	125,637	292,793
2	785 Jolly Road	Blue Bell	Arborcrest	1996	M	219,065
3	760 Jolly Road	Blue Bell	Arborcrest	1994	M	156,695	61,958
4	751 Jolly Road	Blue Bell	Arborcrest	1991	M	114,000
	Total Greater Philadelphia					615,397	354,751

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest	Sentry Gateway	1982/1985	M	508,412
3	7700-5 Potranco-Warehouse	San Antonio Northwest	Sentry Gateway	2009	S	25,056
4	7700-1 Potranco Road	San Antonio Northwest	Sentry Gateway	2007	S	8,674
						542,142	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

6	Total San Antonio, Texas					665,117	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	104,028
3	565 Space Center Drive	Colorado Springs East	Patriot Park	2009	M	89,899
4	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
5	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
6	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						396,587	—

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office	2009	M	145,723
2	12515 Academy Ridge View	I-25 North Corridor	InterQuest Office	2006	M	61,372
3	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
4	9945 Federal Drive	I-25 North Corridor	InterQuest Office	2009	S	74,005
5	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
6	9925 Federal Drive	I-25 North Corridor	InterQuest Office	2008	S	53,745
7	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						522,764	—

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,997
						324,651	—

21	Total Colorado Springs, Colorado					1,571,462	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	122,490

1	45 West Gude Drive	Rockville		1987	M	108,466
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,160	—

5	Total Suburban Maryland					695,184	—

	Greater Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	216,127
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	125,734
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,550
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,273
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,613
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,574
						668,972	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,268
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,932	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,383
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,081
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,454
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,811
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,899
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,734
						364,408	—

1	502 Washington Avenue	Towson		1984	M	90,604
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	50,442
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	20,094
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						179,571	—

1	1501 South Clinton Street	Baltimore	Canton Crossing	2006	M	474,237

1	209 Research Boulevard	Harford County	Northgate Business Park	2010	M	36,862	41,641

30	Subtotal (continued on next page)					2,146,982	41,641

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2010 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					2,146,982	41,641

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	50,417

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,149
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,836	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	42,767
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,801
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,242
						204,831	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	50,796
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	49,585
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,487
						186,548	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	35,678

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	58,287
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	41,810
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	17,599
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	15,669
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						206,128	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	43,791
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,710
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,163
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	26,747
						134,411	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	218,215

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,806

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	51,198
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,132
						98,330	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,206
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,995
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	23,482
						79,683	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,764
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,764	—

64	Total Greater Baltimore					3,687,629	41,641

247	TOTAL WHOLLY-OWNED PORTFOLIO					19,487,289	508,905

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2010

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,589
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,671
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,519	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	31,710
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						116,613	—

16	Total Greater Harrisburg					670,999	—

16	Total Unconsolidated Joint Venture Properties					670,999	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	118,528
2	5850 University Research Court	College Park	M Square Business Park	2009	M	123,464
						241,992	—

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

3	Total Suburban Maryland					297,858	—

	Baltimore/Washington Corridor

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve	2007	M	143,939	—

	Total Baltimore/Washington Corridor					143,939	—

4	Total Consolidated Joint Venture Properties					441,797	—

20	TOTAL JOINT VENTURE PORTFOLIO					1,112,796	—

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Greater	Suburban	King George	Colorado	San	Greater		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	Other	Portfolio

June 30, 2010

Number of Buildings	109	16	64	5	18	21	6	4	4	247
Rentable Square Feet	8,168,938	2,764,708	3,687,629	695,184	821,812	1,571,462	665,117	615,397	497,042	19,487,289
Occupied %	89.6%	96.0%	81.2%	70.7%	96.0%	75.1%	100.0%	100.0%	100.0%	88.3%
Leased %	90.6%	96.4%	83.4%	71.8%	96.0%	75.9%	100.0%	100.0%	100.0%	89.3%

March 31, 2010

Number of Buildings	109	15	63	5	18	21	6	3	4	244
Rentable Square Feet	8,117,503	2,611,980	3,650,487	695,307	821,812	1,384,554	665,117	458,702	497,042	18,902,504
Occupied %	89.4%	96.4%	81.3%	86.2%	94.5%	86.3%	100.0%	100.0%	100.0%	89.6%
Leased %	90.8%	96.8%	81.4%	86.2%	94.5%	86.3%	100.0%	100.0%	100.0%	90.3%

December 31, 2009

Number of Buildings	109	15	64	5	18	21	6	3	4	245
Rentable Square Feet	8,277,178	2,613,077	3,672,756	695,307	821,812	1,384,554	665,117	458,702	497,042	19,085,545
Occupied %	91.6%	96.6%	80.3%	91.9%	97.8%	85.8%	100.0%	100.0%	100.0%	90.8%
Leased %	92.5%	96.8%	81.0%	91.9%	98.0%	86.1%	100.0%	100.0%	100.0%	91.3%

September 30, 2009

Number of Buildings	107	15	63	5	18	21	6	3	4	242
Rentable Square Feet	8,109,624	2,613,077	3,198,083	695,307	821,812	1,375,028	665,117	458,702	497,042	18,433,792
Occupied %	90.6%	97.0%	82.0%	92.0%	97.3%	87.1%	100.0%	100.0%	100.0%	91.0%
Leased %	91.3%	97.1%	82.7%	92.3%	97.8%	87.2%	100.0%	100.0%	100.0%	91.4%

June 30, 2009

Number of Buildings	106	15	63	5	18	19	5	4	4	239
Rentable Square Feet	7,992,471	2,616,302	3,206,243	694,017	824,137	1,293,770	640,061	960,349	497,042	18,724,392
Occupied %	93.0%	94.7%	82.1%	92.8%	97.5%	93.0%	100.0%	100.0%	100.0%	92.4%
Leased %	93.5%	97.4%	83.3%	92.8%	99.1%	93.1%	100.0%	100.0%	100.0%	93.2%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Total
	Harrisburg	Corridor	Maryland	Portfolio

June 30, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	76.4%	6.0%	86.2%	69.9%
Leased %	76.4%	6.0%	90.0%	70.9%

March 31, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	76.4%	6.0%	84.1%	69.4%
Leased %	76.4%	6.0%	90.1%	71.0%

December 31, 2009

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,866	1,112,804
Occupied %	79.0%	6.0%	84.1%	70.9%
Leased %	79.0%	6.0%	84.1%	70.9%

September 30, 2009

Number of Buildings	16	1	2	19
Rentable Square Feet	670,999	143,939	174,402	989,340
Occupied %	79.8%	6.0%	69.4%	67.2%
Leased %	79.8%	6.0%	75.8%	68.3%

June 30, 2009

Number of Buildings	16	1	2	19
Rentable Square Feet	671,763	8,626	171,949	852,338
Occupied %	86.2%	100.0%	65.6%	82.2%
Leased %	86.2%	100.0%	65.6%	82.2%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of June 30, 2010

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	247	19,487,289	88.3%	89.3%
Add: Consolidated Joint Venture Properties	4	441,797	60.1%	62.6%
Subtotal	251	19,929,086	87.7%	88.7%
Add: Unconsolidated Joint Venture Properties	16	670,999	76.4%	76.4%
Entire Portfolio	267	20,600,085	87.3%	88.3%

Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2010 (1)

(Dollars in thousands)

			Percentage of	Total	Percentage	Weighted
		Total	Total	Annualized	of Total	Average
	Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant	Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America (5)	69	2,679,619	15.6%	80,729	19.0%	5.6
Northrop Grumman Corporation (6)	17	1,232,351	7.2%	31,592	7.4%	6.9
Booz Allen Hamilton, Inc.	7	721,564	4.2%	21,023	4.9%	5.1
Computer Sciences Corporation (6)	3	454,986	2.6%	12,146	2.9%	3.6
General Dynamics Corporation (6)	9	294,924	1.7%	8,252	1.9%	0.5
ITT Corporation (6)	9	333,169	1.9%	8,017	1.9%	4.5
The Aerospace Corporation (6)	3	247,253	1.4%	7,728	1.8%	4.6
The MITRE Corporation	4	241,745	1.4%	7,585	1.8%	4.5
Wells Fargo & Company (6)	6	215,673	1.3%	7,470	1.8%	7.9
L-3 Communications Holdings, Inc. (6)	4	256,120	1.5%	7,329	1.7%	3.7
CareFirst, Inc.	2	211,972	1.2%	7,229	1.7%	6.3
Integral Systems, Inc. (6)	4	241,610	1.4%	6,175	1.5%	9.6
Comcast Corporation (6)	7	306,123	1.8%	5,950	1.4%	3.3
AT&T Corporation (6)	6	341,279	2.0%	5,706	1.3%	8.4
Ciena Corporation	5	263,724	1.5%	4,852	1.1%	2.8
The Boeing Company (6)	4	150,768	0.9%	4,715	1.1%	3.2
Unisys Corporation	2	176,319	1.0%	4,671	1.1%	9.2
The Johns Hopkins Institutions (6)	5	139,295	0.8%	3,507	0.8%	6.3
BAE Systems PLC (6)	6	186,605	1.1%	3,039	0.7%	2.6
Merck & Co., Inc. (6)	2	225,900	1.3%	2,892	0.7%	2.1

Subtotal Top 20 Office Tenants	174	8,920,999	51.8%	240,607	56.6%	5.4
All remaining tenants	688	8,289,199	48.2%	184,859	43.4%	3.7
Total/Weighted Average	862	17,210,198	100.0%	$425,466	100.0%	4.6

(1)          Table excludes owner occupied leasing activity which represents 173,956 square feet with total annualized rental revenue of $4,028 and a weighted average remaining lease term of 5.3 years as of  June 30, 2010.

(2)          Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2010, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.

(3)          Order of tenants is based on Annualized Rent.

(4)          The weighting of the lease term was computed using Total Rental Revenue.

(5)          Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)          Includes affiliated organizations or agencies.

Average Occupancy Rates by Region for Same Office Properties (1)

	Number	Rentable
	of	Square	Three Months Ended					Six Months Ended
	Buildings	Feet	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10	6/30/09

Baltimore Washington Corridor	105	7,689,220	89.9%	90.1%	91.7%	91.9%	92.6%	90.0%	92.9%

Northern Virginia	15	2,612,468	96.2%	96.6%	96.9%	96.3%	95.2%	96.4%	95.5%

Greater Baltimore	62	3,176,530	80.2%	79.7%	78.8%	82.5%	82.5%	79.9%	82.6%

Suburban Maryland	6	751,050	72.1%	90.0%	91.6%	91.2%	95.5%	81.1%	96.3%

St.Mary’s and King George Counties	18	821,812	95.3%	94.8%	97.8%	97.0%	97.2%	95.0%	96.0%

Colorado Springs	16	1,146,718	90.0%	90.4%	89.9%	90.4%	94.3%	90.2%	94.2%

San Antonio	5	640,061	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Greater Philadelphia	1	219,065	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other	2	295,842	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Total Office	230	17,352,766	89.2%	90.1%	90.9%	91.5%	92.1%	89.6%	92.3%

(1)  Same office properties represent buildings owned and 100% operational since January 1, 2009.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of June 30, 2010 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Period’s Expiring	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	36	498,937	32.2%	2.9%	$12,254	2.9%	$24.56
Northern Virginia	16	282,801	18.3%	1.6%	9,145	2.1%	32.34
Greater Baltimore	40	285,539	18.4%	1.7%	5,801	1.4%	20.31
St. Mary’s and King George Cos.	10	188,336	12.2%	1.1%	3,105	0.7%	16.49
Greater Philadelphia	—	239,637	15.5%	1.4%	4,079	1.0%	17.02
Colorado Springs	3	53,800	3.5%	0.3%	1,135	0.3%	21.10
2010	105	1,549,050	100.0%	9.0%	35,519	8.3%	22.93

Baltimore/Washington Corridor	59	1,038,222	48.5%	6.0%	23,862	5.6%	22.98
Northern Virginia	8	298,797	14.0%	1.7%	7,278	1.7%	24.36
Greater Baltimore	67	447,419	20.9%	2.6%	9,458	2.2%	21.14
Suburban Maryland	3	82,453	3.9%	0.5%	2,324	0.5%	28.19
St. Mary’s and King George Cos.	8	73,302	3.4%	0.4%	1,267	0.3%	17.29
Colorado Springs	11	199,960	9.3%	1.2%	3,463	0.8%	17.32
2011	156	2,140,153	100.0%	12.4%	47,652	11.2%	22.27

Baltimore/Washington Corridor	47	1,131,802	40.8%	6.6%	29,142	6.8%	25.75
Northern Virginia	18	312,633	11.3%	1.8%	9,824	2.3%	31.42
Greater Baltimore	51	641,040	23.1%	3.7%	13,024	3.1%	20.32
Suburban Maryland	3	28,835	1.0%	0.2%	636	0.1%	22.05
St. Mary’s and King George Cos.	12	287,818	10.4%	1.7%	5,321	1.3%	18.49
Greater Philadelphia	1	219,065	7.9%	1.3%	2,731	0.6%	12.47
Colorado Springs	7	74,841	2.7%	0.4%	1,567	0.4%	20.94
San Antonio	2	78,359	2.8%	0.5%	1,449	0.3%	18.49
2012	141	2,774,393	100.0%	16.1%	63,693	15.0%	22.96

Baltimore/Washington Corridor	54	1,129,240	60.2%	6.6%	35,727	8.4%	31.64
Northern Virginia	8	119,673	6.4%	0.7%	3,534	0.8%	29.53
Greater Baltimore	37	405,133	21.6%	2.4%	7,839	1.8%	19.35
Suburban Maryland	2	7,069	0.4%	0.0%	211	0.0%	29.82
St. Mary’s and King George Cos.	7	109,245	5.8%	0.6%	1,864	0.4%	17.06
Colorado Springs	4	105,624	5.6%	0.6%	2,098	0.5%	19.86
2013	112	1,875,984	100.0%	10.9%	51,272	12.1%	27.33

Baltimore/Washington Corridor	39	640,343	41.2%	3.7%	17,334	4.1%	27.07
Northern Virginia	6	293,377	18.9%	1.7%	9,219	2.2%	31.42
Greater Baltimore	30	301,744	19.4%	1.8%	5,295	1.2%	17.55
Suburban Maryland	5	129,865	8.4%	0.8%	2,614	0.6%	20.13
St. Mary’s and King George Cos.	8	40,373	2.6%	0.2%	898	0.2%	22.25
Colorado Springs	10	149,252	9.6%	0.9%	3,066	0.7%	20.54
2014	98	1,554,954	100.0%	9.0%	38,426	9.0%	24.71

Baltimore/Washington Corridor	103	2,854,869	39.4%	16.6%	75,725	17.8%	26.52
Northern Virginia	24	1,341,251	18.5%	7.8%	39,746	9.3%	29.63
Greater Baltimore	71	913,313	12.6%	5.3%	24,454	5.7%	26.78
Suburban Maryland	4	243,100	3.4%	1.4%	5,320	1.3%	21.89
St. Mary’s and King George Cos.	8	64,748	0.9%	0.4%	1,350	0.3%	20.85
Greater Philadelphia	1	156,695	2.2%	0.9%	4,142	1.0%	26.44
Colorado Springs	16	596,759	8.2%	3.5%	12,010	2.8%	20.13
San Antonio	4	586,758	8.1%	3.4%	13,970	3.3%	23.81
Other	4	497,042	6.9%	2.9%	11,279	2.7%	22.69
Thereafter	235	7,254,535	100.0%	42.2%	187,997	44.2%	25.91

Other (4)	15	61,129	100.0%	0.4%	907	0.2%	14.84

Total / Average	862	17,210,198		100.0%	$425,466	100.0%	$24.72

NOTE:  As of June 30, 2010, the weighted average lease term for the wholly owned properties is 4.6 years.

(1)          This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 190,236 square feet yet to commence as of June 30, 2010.

(2)          Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)          Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2010 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)          Month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Office Renewal Analysis for Wholly Owned Operating Properties for Periods Ended June 30, 2010

	Baltimore/ Washington Corridor	Northern Virginia	Greater Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Other	Total Office

Quarter Ended June 30, 2010:

Expiring Square Feet	271,280	300,871	88,649	162,796	—	7,111	—	830,707
Vacated Square Feet	60,679	44,209	26,861	108,588	—	2,028	—	242,365
Renewed Square Feet	210,601	256,662	61,788	54,208	—	5,083	—	588,342
Retention Rate (% based upon square feet)	77.6%	85.3%	69.7%	33.3%	0.0%	71.5%	0.0%	70.8%

Renewed Space Only:
Average Committed Cost per Square Foot	$7.78	$1.41	$6.57	$—	$—	$—	$—	$4.09
Weighted Average Lease Term in years	2.8	1.2	4.8	5.0	—	2.0	—	2.5

Change in Total Rent - GAAP	6.6%	3.3%	-2.9%	11.0%	0.0%	9.4%	0.0%	4.3%
Change in Total Rent - Cash	0.0%	-2.7%	-10.5%	-7.5%	0.0%	2.2%	0.0%	-2.8%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$8.62	$7.78	$22.46	$—	$—	$—	$—	$9.97
Weighted Average Lease Term in years	3.1	2.4	7.1	5.0	—	2.0	—	3.6

Change in Total Rent - GAAP	5.3%	1.4%	1.1%	11.0%	0.0%	9.4%	0.0%	3.1%
Change in Total Rent - Cash	-0.9%	-4.4%	-7.0%	-7.5%	0.0%	2.2%	0.0%	-3.8%

Year Ended June 30, 2010:

Expiring Square Feet	748,833	370,209	135,278	278,135	35,937	10,975	3,706	1,583,073
Vacated Square Feet	304,180	55,032	51,359	186,952	28,716	5,892	3,706	635,837
Renewed Square Feet	444,653	315,177	83,919	91,183	7,221	5,083	—	947,236
Retention Rate (% based upon square feet)	59.4%	85.1%	62.0%	32.8%	20.1%	46.3%	0.0%	59.8%

Renewed Space Only:
Average Committed Cost per Square Foot	$7.48	$3.89	$5.04	$0.82	$13.42	$—	$—	$5.43
Weighted Average Lease Term in years	2.7	1.9	4.3	4.1	5.2	2.0	—	2.7

Change in Total Rent - GAAP	8.0%	-1.7%	-0.8%	0.1%	9.5%	9.4%	0.0%	3.4%
Change in Total Rent - Cash	-1.6%	-7.5%	-8.1%	-9.7%	-1.6%	2.2%	0.0%	-4.7%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.27	$8.79	$16.57	$0.82	$9.03	$—	$—	$9.59
Weighted Average Lease Term in years	3.1	2.9	5.8	4.1	4.5	2.0	—	3.5

Change in Total Rent - GAAP	5.7%	-2.5%	-2.4%	0.1%	11.8%	9.4%	0.0%	1.6%
Change in Total Rent - Cash	-3.2%	-8.2%	-9.0%	-9.7%	2.5%	2.2%	0.0%	-6.0%

Notes:             No renewal or retenanting activity transpired in our San Antonio, Greater Philadelphia or St. Marys and King George Counties regions.

Activity is exclusive of owner occupied space and leases with less than a one-year term.

Retention rate includes early renewals.

Development Summary

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total	Percentage	as of June 30, 2010		Anticipated
		or Joint	Rentable	Leased	Anticipated		Construction	Anticipated
		Venture	Square	as of	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	6/30/10	Cost (1)	to date	Date (2)	Date (3)

Under Construction

324 Sentinel Way (324 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	125,129	100%	$27,922	$22,564	1Q 10	3Q 10

316 Sentinel Way (316 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	125,044	0%	28,124	15,922	1Q 11	4Q 11

8000 Potranco Road	San Antonio
San Antonio, Texas	Northwest	Owned	125,005	100%	24,104	19,621	1Q 10	3Q 10

8030 Potranco Road	San Antonio
San Antonio, Texas	Northwest	Owned	125,005	100%	24,104	19,756	1Q 10	3Q 10

Subtotal Government			500,183	75%	$104,253	$77,863
% of Total Drivers			42%

300 Sentinel Drive (300 NBP) (4)
Annapolis Junction, Maryland	BWI Airport	Owned	192,754	81%	$52,836	$43,863	3Q 09	3Q 10

308 Sentinel Drive (308 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	150,843	18%	32,590	18,317	3Q 10	3Q 11

430 National Business Parkway
Annapolis Junction, Maryland	BWI Airport	Owned	109,341	0%	24,942	7,289	2Q 11	2Q 12

209 Research Boulevard (5)	Harford County
Aberdeen, Maryland		Owned	78,503	85%	18,359	14,772	2Q 10	2Q 11

210 Research Boulevard	Harford County
Aberdeen, Maryland		Owned	78,856	35%	16,698	8,896	4Q 10	4Q 11

100 Sentry Gateway	San Antonio
San Antonio, Texas	Northwest	Owned	94,550	0%	15,433	5,176	1Q 11	1Q 12

Subtotal Defense Information Technology			704,847	39%	$160,858	$98,313
% of Total Drivers			58%

Total Under Construction			1,205,030	54%	$265,111	$176,176

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	58%	703,111	40%
Greater Baltimore	13%	157,359	42%
San Antonio	29%	344,560	73%
Total Under Construction by Region	100%	1,205,030	54%

(1)   Anticipated Total Cost includes land, construction and leasing costs.

(2)   Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3)   Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4)   Although classified as “Under Construction,” 80,241 square feet are operational.

(5)   Although classified as “Under Construction,” 36,862 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Development Summary as of June 30, 2010 (continued)

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total	Percentage			Anticipated
		or Joint	Rentable	Leased	Anticipated		Construction	Anticipated
		Venture	Square	as of	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	6/30/10	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road
Hanover, Maryland	BWI Airport	Owned	357,700	0%	$41,103	$34,726	3Q 10	3Q 11

Subtotal Baltimore/Washington Corridor			357,700		$41,103	$34,726

760 Jolly Road (Lakeside I)
Blue Bell, PA (4)	Greater Philadelphia	Owned	218,653	72%	30,291	24,926	3Q 10	3Q 11

Subtotal Greater Philadelphia			218,653		$30,291	$24,926

Total Redevelopment			576,353		$71,394	$59,652

Under Development

312 Sentinel Way
Annapolis Junction, Maryland	BWI Airport	Owned	125,000		$32,800	$4,961	4Q 11	4Q 12

Riverwood Columbia, Maryland	Howard Co. Perimeter	Owned	86,000		19,200	2,576	4Q 11	2Q 12

Subtotal Government			211,000		$52,000	$7,537
% of Total Drivers			14%

310 Sentinel Way
Annapolis Junction, Maryland	BWI Airport	Owned	240,000		$66,960	$3,065	2Q 12	2Q 13

410 National Business Parkway
Annapolis Junction, Maryland	BWI Airport	Owned	110,000		27,100	3,943	3Q 11	3Q 12

206 Research Boulevard (Lot D)	Harford County
Aberdeen, Maryland		Owned	127,530		25,800	4,225	3Q 11	3Q 12

202 Research Boulevard (Lot H)	Harford County
Aberdeen, Maryland		Owned	127,530		26,100	4,225	4Q 11	4Q 12

Patriot Ridge (Building 1)	Springfield
Springfield, Virginia		Owned	225,000		74,270	4,790	2Q 12	2Q 13

Sentry Gateway (Building 200) San Antonio, Texas	San Antonio Northwest	Owned	93,830		15,800	1,876	4Q 11	4Q 12

8100 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,000		24,400	3,188	4Q 11	2Q 12

Expedition Drive
Lexington Park, Maryland	St. Mary’s County	Owned	45,975		10,500	1,313	2Q 11	4Q 11

Redstone Gateway (Building 1)
Huntsville, Alabama	Huntsville	JV	120,000		24,200	298	4Q 11	4Q 12

Redstone Gateway (Building 2)
Huntsville, Alabama	Huntsville	JV	120,000		24,200	298	1Q 12	1Q 13

Subtotal Defense Information Technology			1,334,865		$319,330	$27,221
% of Total Drivers			86%

Total Under Development			1,545,865		$371,330	$34,758

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	36%	561,000
Greater Baltimore	16%	255,060
St. Mary’s County	3%	45,975
Northern Virginia	15%	225,000
San Antonio	14%	218,830
Huntsville	16%	240,000
Total Under Development by Region	100%	1,545,865

(1)   Anticipated Total Cost includes land, construction and leasing costs, except for properties previously operated prior to placing into redevelopment, in which case only incremental costs of redevelopment are included.

(2)   Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3)   Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4)   Although classified as “Under Redevelopment”, 156,695 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Construction Placed into Service as of June 30, 2010 (1)

(Dollars in thousands)

							Total
		Wholly	Total				Rentable
		Owned or	Rentable	Development Square Feet Placed Into Service			Square
		Joint Venture	Square		Year 2010		Feet
Property and Location	Submarket	(JV)	Feet	Year 2009	1st Quarter	2nd Quarter	Leased
10807 New Allegiance Drive (Epic One)	I-25 North
Colorado Springs, Colorado	Corridor	Owned	145,723	46,765	—	98,958	59,993

565 Space Center Drive (Patriot Park 7)	Colorado
Colorado Springs, Colorado	Springs East	Owned	89,899	1,949	—	87,950	1,949

300 Sentinel Drive (300 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	192,754	45,422	3,617	31,202	155,231

209 Research Boulevard
Aberdeen, Maryland	Harford County	Owned	78,503	—	—	36,862	66,528

Total Development Placed Into Service			506,879	94,136	3,617	254,972	283,701
							56%

(1) Includes properties with space placed in service during the six months ended June 30, 2010.

Construction Leasing as of June 30, 2010 (1)

		Wholly	Total
		Owned or	Rentable	Construction
		Joint Venture	Square	Commencement	Cumulative Square Feet Leased
Property and Location	Submarket	(JV)	Feet	Date	12/31/09	3/31/10	6/30/10

324 Sentinel Way (324 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	125,129	1Q 09	––	125,129	125,129

5850 University Research Court
College Park, Maryland	College Park	JV	123,464	3Q 08	123,464	123,464	123,464

8000 Potranco Road	San Antonio
San Antonio, Texas	Northwest	Owned	125,005	1Q 09	––	125,005	125,005

8030 Potranco Road	San Antonio
San Antonio, Texas	Northwest	Owned	125,005	1Q 09	––	125,005	125,005

Subtotal Government			498,603		123,464	498,603	498,603
					25%	100%	100%

300 Sentinel Drive (300 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	192,754	1Q 08	85,700	124,029	155,231

308 Sentinel Drive (308 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	150,843	3Q 09	––	––	27,281

6721 Columbia Gateway Drive	Howard Co.
Columbia, Maryland	Perimeter	Owned	131,451	1Q 08	131,451	131,451	131,451

209 Research Boulevard
Aberdeen, Maryland	Harford County	Owned	78,503	1Q 09	54,335	59,380	66,528

210 Research Boulevard
Aberdeen, Maryland	Harford County	Owned	78,856	4Q 09	––	27,472	27,472

10807 New Allegiance Drive (Epic One)	I-25 North
Colorado Springs, Colorado	Corridor	Owned	145,723	2Q 08	46,765	59,993	59,993

565 Space Center Drive (Patriot Park VII)	Colorado Springs East
Colorado Springs, Colorado		Owned	89,899	2Q 08	1,949	1,949	1,949

Subtotal Defense Information Technology			868,029		320,200	404,274	469,905
					37%	47%	54%

Total Development Leasing			1,366,632		443,664	902,877	968,508

Percent Leased					32%	66%	71%

(1) Includes properties with actual construction completion in 2009 or actual or anticipated construction completion in 2010.

Land Controlled as of June 30, 2010

Location	Submarket	Status	Acres		Estimated Developable Square Feet

National Business Park - North	BWI Airport	owned	167		1,258,000
1243 Winterson Road (AS 22)	BWI Airport	owned	2		30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	3		54,000
West Nursery Road	BWI Airport	owned	1		5,000
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,652,000
1460 Dorsey Road	BWI Airport	owned	6		60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14		220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	8		275,000
Riverwood	Howard Co. Perimeter	owned	5		27,000
Total Baltimore / Washington Corridor			262		3,581,000

Westfields Corporate Center	Dulles South	owned	23		400,000
Westfields — Park Center	Dulles South	owned	33		674,000
Woodland Park	Herndon	owned	5		225,000
Patriot Ridge	Springfield	owned/under contract	11		755,000
Total Northern Virginia			72		2,054,000

Canton Crossing	Baltimore	owned	10		773,000
White Marsh	White Marsh	owned	152		1,692,000
37 Allegheny Avenue	Towson	owned	0.3		40,000
North Gate Business Park	Harford County	owned	34		439,000
Total Greater Baltimore			196		2,944,000

Thomas Johnson Drive	Frederick	owned	6		170,000
Route 15 / Biggs Ford Road	Frederick	owned	107		1,000,000
Rockville Corporate Center	Rockville	owned	10		220,000
M Square Research Park	College Park	JV - 45% ownership	49		510,000
Total Suburban Maryland			172		1,900,000

Arborcrest	Blue Bell	owned	8		160,000
Total Greater Philadelphia			8		160,000

Dahlgren Technology Center	King George County	owned	39		122,000

Total St. Mary’s & King George Counties			39		122,000

InterQuest	I-25 North Corridor	owned	113		1,627,000
9965 Federal Drive	I-25 North Corridor	owned	4		30,000
Patriot Park	Colorado Springs East	owned	71		756,000
Aerotech Commerce	Colorado Springs East	owned	6		90,000
Total Colorado Springs			194		2,503,000

Northwest Crossroads	San Antonio Northwest	owned	31		375,000
Military Drive	San Antonio Northwest	owned	37		658,000
Total San Antonio			68		1,033,000

Redstone Gateway	Huntsville, AL	JV- 85% ownership	458		4,360,000
Total Huntsville			458		4,360,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,000
Fort Ritchie (1)	Fort Ritchie	owned	591		1,700,000
Princeton Technology Center	Exit 8A - Cranbury, NJ	owned	19		250,000
Total Other			802		2,917,000

TOTAL			2,270		21,574,000

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 31 and 32, and includes properties under ground lease to us.

(1) The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of June 30, 2010

(Dollars in thousands)

Consolidated Ventures

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets (1)	Consolidated Debt as of 6/30/10

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$3,906	$—

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	967,250	192 acres	7,408	—

7740-7744 Milestone Parkway		Construction/
Hanover, Maryland	50.0%	Land Inventory	447,539	23 acres	29,969	16,753

5825 University Research Court
College Park, Maryland	45.0%	Construction	118,528	8 acres	21,640	—

5850 University Research Court
College Park, Maryland	45.0%	Construction	123,464	8 acres	31,354	—

M Square Research Park
College Park, Maryland	45.0%	Land Inventory	510,453	49 acres	4,076	—

LW Redstone Company
Huntsville, Alabama	85.0%	Land Inventory	4,360,000	458 acres	12,405	—

TOTAL					$110,758	$16,753

Unconsolidated Ventures

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	COPT Investment	Off-Balance Sheet Debt as of 6/30/10

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	670,999	$(5,351)	$66,057

(1)  Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.